Income Taxes	9 Months Ended	12 Months Ended
	Dec. 25, 2020	Mar. 27, 2020
Income Tax Disclosure [Abstract]
Income Taxes

19. Income Taxes

The Company recorded the following tax (benefit) provision in its unaudited consolidated statements of operations:

	Three-Month Period Ended		Nine-Month Period Ended
	December 25, 2020	December 27, 2019	December 25, 2020	December 27, 2019
Operating taxes	$(12,169)	$1,703	$(9,764)	$5,980
Discrete tax items	(18,354)	(161)	(18,149)	5,730

(Benefit) provision for income taxes	$(30,523)	$1,542	$(27,913)	$11,710

Annual operating tax rate	34.2%	16.2%	52.8%	16.9%
Effective tax rate	85.8%	14.7%	150.9%	33.0%

The Company’s provision for income taxes is comprised of the year to date taxes based on an estimate of the annual effective tax rate plus the tax impact of discrete items.

The Company is subject to tax in the United States (“U.S.”) and various foreign jurisdictions. The Company’s effective tax rate can fluctuate primarily based on: the mix of its U.S. and foreign income; the impact of discrete transactions; and the difference between the amount of tax benefit generated by the foreign derived intangible income deduction (“FDII”) and research credits offset by the additional tax from the global intangible low-tax income (“GILTI”) and the base erosion tax (“BEAT”).

The Company regularly assesses the likelihood of outcomes that could result from the examination of its tax returns by the IRS, and other tax authorities to determine the adequacy of its income tax reserves and expense. Should actual events or results differ from the Company’s then-current expectations, charges or credits to the Company’s provision for income taxes may become necessary. Any such adjustments could have a significant effect on the results of operations.

For the three months ended December 25, 2020 and December 27, 2019, the Company’s effective income tax (benefit) expense and rates were a benefit of $30,523 or 85.8% and expense of $1,542 or 14.7% on pre-tax loss of $35,583 and income of $10,500, respectively. For the nine-month period ended December 25, 2020 and December 27, 2019, the Company’s effective income tax (benefit) expense and rates were a benefit of $27,913 or 150.9% and expense of $11,710 or 33.0% on pre-tax loss of $18,501 and income of $35,486, respectively.

The change in effective income tax rates is primarily due to the $40,440 IPO related stock-based compensation charge which significantly reduced U.S. income and was included in the Company’s tax rate from operations in the quarter. The incremental stock-based compensation windfall was treated as a discrete tax adjustment as an incremental tax deduction in the three months ended December 25, 2020. Additionally, other discrete transactions, the divestiture of Polar and the one-time dividend resulted in additional tax deductions. The reduction in U.S. income and the discrete tax deductions resulted in a U.S. tax NOL that can be carried back to refund prior years’ taxes. In total approximately $18,149 of discrete tax benefits recorded this quarter were partially offset by a reduction in our FDII deduction and an increase in GILTI and BEAT tax.

Additionally, in the first quarter of fiscal year 2020, there was a discrete tax expense of approximately $5,500 recorded for the settlement of IRS transfer pricing audits for years 2016, 2017, and 2018.

18. Income Taxes

On December 22, 2017 the TCJA legislation was enacted. The TCJA contains significant changes to U.S. tax law, including lowering the U.S. corporate income tax rate to 21%, implementing a territorial tax system and imposing a one-time tax on deemed repatriated earnings of foreign subsidiaries (Section 965), generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries, providing a benefit for Foreign Derived Intangible Income (“FDII”), increasing U.S. taxable income to include all income earned by foreign subsidiaries in excess of ten percent of the fixed assets in those entities which is defined as Global Intangible Low-taxed Income (“GILTI”), providing a minimum tax on “base erosion payments” (“BEAT”), interest expense limitations, and providing for bonus depreciation that will allow for full expensing of qualified property. For the fiscal years ending March 29, 2019 and March 27, 2020, the Company’s statutory income tax rate was 21.0%.

The Company’s accounting for the transition tax and remeasurement of deferred assets and liabilities is complete. The impact of other provisions of the TCJA that were effective for the Company’s fiscal year 2019 are included in the Company’s effective tax rate for fiscal year 2019 and 2020. The fiscal years 2019 and 2020 tax benefit for FDII was $3,010 and $1,188, respectively. The fiscal year 2019 and 2020 tax expense related to GILTI was $53 and $86 after applicable foreign tax credits, respectively. The Company incurred $1,694 of tax expense related to BEAT for fiscal year 2020. The Company has established an accounting policy election to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense.

The components of income before income taxes include the following:

	Fiscal Years Ended
	March 29, 2019	March 27, 2020
Income before provision for incomes attributable to:
Domestic operations	$80,924	$34,425
Foreign operations	18,518	18,853

Total	$99,442	$53,278

Significant components of the provision (benefit) for income tax are as follows:

	Fiscal Years Ended
	March 29, 2019	March 27, 2020
Current:
Federal	$6,384	$15,146
State	976	1,468
Foreign	5,225	4,468

Total current	12,585	21,082

Deferred:
Federal	2,956	(4,431)
State	199	18
Foreign	(1,140)	(496)

Total deferred	2,015	(4,909)

Total income tax provision	$14,601	$16,173

The reconciliation of income taxes computed at the U.S. federal statutory tax rate to total income taxes is as follows:

	Fiscal Years Ended
	March 29, 2019	March 27, 2020
Tax provision (benefit) at U.S. statutory rate	$20,882	$11,189
Provision for IRS audit settlement	—	5,491
BEAT	—	1,694
State income taxes, net of federal benefit	790	514
Provision for uncertain tax positions	556	361
Foreign tax rate	194	283
GILTI	53	86
Transition tax	(2,457)	—
Subpart F income, net of credits	158	—
Cumulative provision-to-return	(18)	(186)
FDII	(3,010)	(1,188)
Research and development tax credit	(2,307)	(1,841)
Other	(240)	(230)

Total income tax provision	$14,601	$16,173

The Company does not intend to repatriate earnings of its foreign subsidiaries to the U.S. The Company has the ability and intent to permanently reinvest foreign earnings based on expected future U.S. cash flows and specific and measurable plans to use its existing foreign cash to fund its working capital needs, invest in short-term and long-term capital projects, and to make investments and acquisitions. Any deferred tax liability otherwise recordable would not be significant and therefore no deferred tax liability has been established with respect to outside basis difference in its foreign subsidiaries.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	March 29, 2019	March 27, 2020
Deferred income tax assets:
Tax credits	$5,433	$6,600
Net operating loss carryforward	2,597	2,037
Bonuses, commissions and other compensation	6,614	8,793
Inventory and sales related	3,479	6,696
Capitalized transaction costs	441	259
Other accruals and reserves	667	1,879

Gross Deferred income tax assets	19,231	26,264
Valuation allowance for Deferred income tax assets	(3,837)	(4,206)

Total Deferred income tax assets	15,394	22,058

Deferred income tax liabilities:
Fixed assets and intangibles	(12,234)	(14,162)
Stock-based compensation	(853)	$(679)

Total Deferred income tax liabilities	(13,087)	(14,841)

Net Deferred income tax assets	$2,307	$7,217

As of March 27, 2020, the Company has no federal net operating loss carryforwards. The Company’s realizable portion of net operating loss carryforwards and research credits related to the state of Minnesota are $600 and $536, respectively and begin to expire during fiscal year 2022. Additionally, the Company has $3,050 of realizable and refundable research credits in Europe. Net operating losses of $1,500 related to the Company’s Thailand subsidiary and Massachusetts research credits of $2,706 are offset by valuation allowances and are not expected to be realized.

The Company has provided for potential liabilities due in various jurisdictions. Judgment is required in determining the worldwide income tax expense provision. In the ordinary course of global business, there are many transactions and calculations where the ultimate tax outcome is uncertain. Some of these uncertainties arise as a consequence of cost reimbursement arrangements among related entities. Although the Company believes its estimates are reasonable, no assurance can be given that the final tax outcome of these matters will not be different than that which is reflected in the historical income tax provisions and accruals. Such differences could have a material impact on the Company’s income tax provision and operating results in the period in which such determination is made.

In assessing the realizability of its deferred tax assets, the Company considered whether it was more likely than not that some portion or all of the deferred tax assets would not be realized. The realization of deferred tax assets depends upon the generation of future taxable income during the periods in which these temporary differences become deductible. The Company has a valuation allowance that fully covers tax credits in the state of Massachusetts as well as Allegro Thailand’s net operating losses that are believed not to be usable by the Company prior to their expiration. These credits and related valuation allowances were approximately $3,837 and $4,206 as of March 29, 2019 and March 27, 2020, respectively.

Although the Company believes its recorded assets and liabilities are reasonable, tax regulations are subject to interpretation and tax litigation is inherently uncertain; therefore, the Company’s assessments can involve both a series of complex judgments about future events, and rely heavily on estimates and assumptions. Although the Company believes that the estimates and assumptions supporting its assessments are reasonable, the final determination of tax audit settlements and any related litigation could be materially different from that which is reflected in historical income tax provisions and recorded assets and liabilities. If the Company were to settle an audit or a matter under litigation, it could have a material effect on the income tax provision, net income or cash flows in the period or periods for which that determination is made.

The Company operates under tax holiday in Thailand, which is effective through fiscal year 2024, and may be extended if certain additional requirements are satisfied. The tax holidays are conditional upon the Company meeting certain production thresholds. The impact of this tax holiday does not have a material impact on net income.

Uncertain Tax Positions

As of March 29, 2019, the Company had $6,246 of gross unrecognized tax benefits, of which $6,194 would impact the effective tax rate, if recognized. As of March 27, 2020, the Company had $2,559 of gross unrecognized tax benefits, of which $2,501 would impact the effective tax rate, if recognized. A reconciliation of unrecognized tax benefits is as follows:

	Fiscal Years Ended
	March 29, 2019	March 27, 2020
Beginning balance	$5,485	$6,264
Gross increases—tax positions in prior period	2,411	4,863
Gross decreases—tax positions in prior period settlement	—	(8,513)
Lapse in statute of limitations	(1,632)	(55)

Balance at end of period	$6,264	$2,559

The Company classifies uncertain tax positions as a current liability, or as a reduction of the amount of a net operating loss carryforward or amount refundable, to the extent that the Company anticipates payment or receipt of cash for income taxes within one year. Likewise, the amount is classified as a long-term liability if the Company anticipates payment or receipt of cash for income taxes during a period beyond one year.

The Company believes that all tax positions are adequately provided for; amounts asserted by tax authorities could be greater or less than the accrued position. Accordingly, the Company’s provisions for federal, state and foreign tax related matters to be recorded in the future might change as revised estimates are made, or the underlying matters are settled or otherwise resolved.

The Company’s policy is to classify interest expense and penalties, if any, as components of the income tax provision in the consolidated statements of income. The Company recorded a net decrease of $155 and a net increase in interest and penalties of approximately $841 during fiscal years 2019 and 2020, respectively. As of March 29, 2019 and March 27, 2020, the amount of accrued interest and penalties totaled approximately $231 and $354, respectively.

Examinations by Tax Authorities

The Company, through its subsidiaries, is subject to examination by taxing authorities in the United States, the Philippines, United Kingdom, Thailand, and the states in which the Company does business. The statute of limitations remains open for U.S. federal tax returns for 2017 and the following years. Audit activities related to the U.S. federal tax returns for 2016 and 2017 concluded during fiscal year 2020 resulting in a settlement related to transfer pricing for fiscal years 2016, 2017 and 2018 in the amount of $9,482 including interest. In non-U.S. jurisdictions, the years open to audit represent the years still open under the respective statute of limitations. With respect to the major jurisdictions outside the U.S., the subsidiaries are no longer subject to income tax audits for years before 2014.

Capital Contribution

In connection with the settlement noted above, Sanken, agreed to make a one-time capital contribution in the amount of $9,500 to neutralize the cash impact to the Company. All ownership parties have agreed that this contribution would not result in an incremental ownership percentage change, or increase in shares by Sanken.